UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K
 _____________________________________________
 Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 3, 2019
_____________________________________________
ANDEAVOR LOGISTICS LP
(Exact name of registrant as specified in its charter)
_____________________________________________

Delaware	001-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 421-2414
(Former name or former address, if changed since last report.)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partnership Interests	ANDX	New York Stock Exchange

Item 4.01	Changes in Registrant’s Certifying Accountant.
On May 3, 2019, the Audit Committee (the “Audit Committee”) of the Board of Directors of Tesoro Logistics GP, LLC (the “General Partner”), the general partner of Andeavor Logistics LP (“ANDX”), dismissed Ernst & Young LLP (“EY”) as ANDX’s independent registered public accounting firm upon the filing of ANDX’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019. On May 3, 2019, the Audit Committee also approved the appointment of PricewaterhouseCoopers LLP (“PwC”) as ANDX’s independent registered public accounting firm for the fiscal year ending December 31, 2019. ANDX is a significant subsidiary of Marathon Petroleum Corporation (the “Company”) and PwC is the independent registered public accounting firm of the Company.

EY’s audit reports on ANDX’s consolidated financial statements as of and for each of the two most recent fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years ended December 31, 2018 and 2017, and in the subsequent interim period through May 9, 2019, there were (i) no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreement in its reports on the consolidated financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

ANDX has provided EY with a copy of this report and has requested EY provide a letter addressed to the Securities and Exchange Commission stating whether or not EY agrees with the above statements as they relate to EY. A copy of such letter dated May 9, 2019 is attached as Exhibit 16.1 hereto.

In connection with the audits of ANDX’s consolidated financial statements, during ANDX’s two most recent fiscal years ended December 31, 2018 and 2017 and subsequent interim period through May 9, 2019, neither ANDX, the General Partner nor anyone on each of its behalf has consulted with PwC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on ANDX’s financial statements, and neither a written report nor oral advice was provided to ANDX or the General Partner that PwC concluded was an important factor considered by ANDX or the General Partner in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

16.1	Letter of Ernst & Young LLP to the Securities and Exchange Commission dated May 9, 2019, regarding change in independent registered public accounting firm.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Andeavor Logistics LP

	By:	Tesoro Logistics GP, LLC its General Partner

Date: May 9, 2019	By:	/s/ Blane W. Peery
Name: Blane W. Peery
Title: Vice President, Accounting and Systems Integration